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Aqua Finance Inc.
One Corporate Drive, Suite 300
Wausau, Wisconsin 54402

Independent Accountants' Report on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of contracts entered into to finance home improvement projects, products and services (the "contracts") in connection with the proposed offering of Aqua Finance Trust 2021-A, Asset Backed Notes, Series 2021-A. Aqua Finance Inc. (the "Company") is responsible for the information provided to us, including the information set forth in the Statistical Contract File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Contract File. Additionally, KeyBanc Capital Markets Inc. ("KeyBanc" and, together with the Company, the "Specified Parties") has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On August 10, 2021, representatives of KeyBanc, on behalf of the Company, provided us with contract listings (collectively, the "Contract Listing") with respect to 42,032 contracts. At your instruction, we randomly selected 150 contracts from the Contract Listing (the "Sample Contracts").

Further, on August 11, 2021, representatives of KeyBanc, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of June 30, 2021, with respect to each of the contracts included in the Contract Listing (the "Statistical Contract File").

At your instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the contract characteristics (the "Characteristics") set forth on the Statistical Contract File and indicated below.

Characteristics

1. Contract Number (for informational purposes only)	9. Obligor income at origination
2. Contract type (closed-end or revolving)	10. Promo code*
3. Original contract amount	11. Promo rate #1*
4. Current annual percentage rate	12. Promo rate expire date #1*
5. Borrower state	13. Promo rate #2*
6. Borrower city	14. Promo rate expire date#2*
7. Borrower zip code	15. Initial term (months)
8. Interest start date	16. Periodic payment

*For Sample Contracts with a promo code other than "Marine/RV" (as set forth on the Statistical Contract File).

We compared Characteristics 2. and 3. to the corresponding information set forth on or derived from the Retail Installment Contract and Security Agreement or the Retail Installment Credit Agreement (collectively, the “Contract”); Characteristic 4. to the Contract or the “Revolving Credit Agreement and Disclosure Statement;” Characteristics 5. through 7. to the Contract or the “Credit Application;” Characteristic 8. to the Contract, “Certificate of Completion” or the “Promotional Credit Plan Addendum” and Characteristic 9. to the Credit Application, a borrower’s pay stub or other related correspondence (collectively, the “Income Verification Documentation”).

Using methodologies provided to us by the Company and the “Active Promotional Code Schedule” (provided to us by the Company), we compared Characteristic 10. to the corresponding information set forth on or derived from the Contract, Promotional Credit Plan Addendum or the “Approval Sheet.”

We compared Characteristics 11. through 14. to the corresponding information set forth on or derived from the Contract or Promotional Credit Plan Addendum.

We compared Characteristic 15. to the corresponding information set forth on or derived from the Contract or the “Amortization Schedule.”

With respect to Characteristic 16., for Sample Contracts with a contract type (as set forth on the Contract) of (i) “closed-end,” we compared the periodic payment to the corresponding information set forth on the Contract or (ii) “revolving,” we were instructed, by representatives of the Company, to recompute the periodic payment by multiplying (a) the original contract amount and (b) the “payment factor” (each as set forth on the Contract), round the resulting value up to the nearest whole number and compare such rounded value to the corresponding information set forth on the Statistical Contract File.

For the purposes of such comparisons and at your instruction:

- with respect to Characteristic 2., a contract type of (i) “X,” as derived from the Statistical Contract File, is deemed to be in agreement with a contract type of “revolving,” as set forth on the Contract and (ii) “S,” as derived from the Statistical Contract File, is deemed to be in agreement with a contract type of “closed end” as set forth on the Contract;

- with respect to Characteristic 8., for the Sample Contracts indicated in Appendix A, (i) we observed a difference with respect to the interest start date set forth on the Statistical Contract File when compared to the interest start date set forth on or derived from the Certificate of Completion or the Promotional Credit Plan Addendum or (ii) we were unable to ascertain the interest start date from the Certificate of Completion or the Promotional Credit Plan Addendum. For such Sample Contracts, we were instructed to perform an additional procedure and compare the interest start date set forth on the Statistical Contract File to the interest start date set forth on screen shots from the Company’s servicing system (the “Servicing System Screen Shot”);

- with respect to Characteristic 9., for the Sample Contract indicated in Appendix B, we observed a difference with respect to the obligor income at origination set forth on the Statistical Contract File when compared to the obligor income at origination set forth on or derived from Income Verification Documentation. For such Sample Contract, we were instructed to perform an additional procedure and compare the obligor income at origination set forth on the Statistical Contract File to the obligor income at origination set forth on the Servicing System Screen Shot;

- with respect to our comparison of Characteristics 12. and 14., we did not perform any comparisons for Sample Contracts with a promo rate expiration date #1 or promo rate expiration date #2, as set forth on the Statistical Contract File, greater than the "contract expiration date," as set forth on the Contract or the Amortization Schedule; and

- with respect to our comparison of Characteristic 16., for the Sample Contract indicated in Appendix C, we observed a difference with respect to the periodic payment set forth on the Statistical Contract File when compared to the periodic payment as determined above. For such Sample Contracts, we were instructed to perform an additional procedure and compare the periodic payment set forth on the Statistical Contract File to the periodic payment set forth on the Servicing System Screen Shot.

The contract documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the "Contract Documents." We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents. In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures' Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Contract File were found to be in agreement with the above-mentioned Contract Documents, except as described in Appendix D. Supplemental information is contained on Appendix E.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the contracts or underlying documentation underlying the Statistical Contract File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants ("AICPA"). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings

based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Contract File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly

Deloitte & Touche LLP

September 3, 2021

Appendix A to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 3, 2021.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 8. for the following Sample Contracts:

X405003181
S003106749

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 3, 2021.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 9. for the following Sample Contract:

X405036310

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 3, 2021.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 16. for the following Sample Contract:

X405249084

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 3, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in obligor income at origination.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 3, 2021

Supplemental Information Related to the Findings Set Forth on Appendix D

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Contract File	Characteristic set forth on the Income Verification Documents
1	X405536687	Obligor income at origination	$4,468.00	$4,480.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.